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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 24, 2005


                             APPLIED INNOVATION INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    Delaware                      0-21352                       31-1177192
---------------        -----------------------------            ----------
(STATE OR OTHER            (COMMISSION FILE NO.)              (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
 ORGANIZATION)


                              5800 Innovation Drive
                               Dublin, Ohio 43016
                                 (614) 798-2000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On January 24, 2005, Michael P. Keegan and Gerard B. Moersdorf, Jr. each entered into a resignation letter agreement (each, a "Letter Agreement") with Applied Innovation Inc. (the "Company"), under which Mr. Keegan resigned as the Company's Executive Vice President and Chief Operating Officer and Mr. Moersdorf, Jr. resigned as the Company's President and Chief Executive Officer.

     The Letter Agreement between Mr. Moersdorf, Jr. and the Company amends the Employment Agreement between Mr. Moersdorf, Jr. and the Company, dated October 19, 2000, to state that the resignation will be treated as a termination by the Company without cause, and, as a result, Mr. Moersdorf, Jr. will be entitled to a severance benefit of 12 months of his current base salary, which is $324,500 on an annual basis.

         The Letter Agreement between Mr. Keegan and the Company amends the Employment Agreement between Mr. Keegan and the Company, dated February 23, 2004, to state that the resignation will be treated as a termination by the Company without cause, and, as a result, Mr. Keegan will be entitled to a severance benefit of six months of his current base salary, which is $235,000 on an annual basis.

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On January 24, 2005, the Company issued a press release reporting its preliminary financial results for the fourth quarter ended December 31, 2004. A copy of the Company's press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated into this Item 2.02 of Form 8-K by reference.

         The information contained in this Item 2.02 of Form 8-K, including
Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

         The information contained in this Form 8-K contains forward-looking statements, including certain statements regarding intent, beliefs, expectations, projections, forecasts and plans, which are subject to numerous assumptions, risks, and uncertainties. A number of factors described from time to time in the Company's periodic filings with the Securities and Exchange Commission could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. The Company assumes no obligation to update any forward-looking statement.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

         On January 27, 2005, the Company notified The Nasdaq Stock Market, Inc. that it was not in compliance with NASD Rule 4350(d)(2)(A) due to the vacancy created by William H. Largent's resignation as a member of the audit committee of the Company's board of directors. NASD Rule 4350(d)(2)(A) requires the audit committee of each Nasdaq issuer to have at least three independent members on its audit committee (as defined by Nasdaq Rules 4200(a)(15) and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934), at least one of which is a financial expert. Currently, the audit committee is comprised of two independent members. Consequently, the Company is in the process of searching for a new candidate to serve on its board and audit committee who possesses qualifications that will satisfy the independence requirements and the audit committee financial expert requirement.

         The Company has a cure period under NASD Rule 4350(d)(4)(B) until the earlier of the Company's next annual meeting or January 24, 2006 to comply with the requirements of NASD Rule 4350(d)(2)(A).




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ITEM 5.02         DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective January 24, 2005, Michael P. Keegan resigned as the Company's Executive Vice President and Chief Operating Officer and Gerard B. Moersdorf, Jr. resigned as the Company's President and Chief Executive Officer.

         The Company's board of directors elected William H. Largent, to serve as President and Chief Executive Officer of the Company, effective January 24, 2005. Mr. Largent, age 49, a member of the Company's board of directors since 1999, will remain on the board; however, he has resigned from the board's audit and corporate governance committees. Mr. Largent served as the Company's Senior Vice President of Operations and Chief Financial Officer from April 1997 to June 1999. He then served as Chief Financial Officer of Plug Power Inc. (Latham, New
York) until March 2001. From April 2001 to April 2004, Mr. Largent was Chief Operating Officer and Chief Financial Officer of Aelita Software Corporation (Dublin, Ohio), a developer of software for Fortune 1000 companies, which was sold in March 2004. Since May 2004, he has been President of Largent Consulting LLC, a business consulting firm, which is involved in the start-up of the United States operations of a foreign-based software company.

         The information required by Item 5.02(c)(3) of Form 8-K with respect to Mr. Largent's election has not been determined as of the date of the filing of this Form 8-K. The Company will amend this Form 8-K when such information becomes available.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

      (c)         EXHIBITS.

                  Exhibit No.                        Description

                    99.1 Press Release of the Company, dated January 24, 2005, entitled "Applied Innovation Inc. Announces Management Changes."










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   APPLIED INNOVATION INC.


Date:  January 28, 2005            By:      /s/ Andrew J. Dosch
                                   ---------------------------------------------
                                   Andrew J. Dosch, Vice President,
                                   Chief Financial Officer and Treasurer








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                                  EXHIBIT INDEX

Exhibit No.                              Description

  99.1 Press Release of the Company, dated January 24, 2005, entitled "Applied Innovation Inc. Announces Management Changes."